SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 12, 2001
                                                   --------------------


                             McDATA Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                     000-31257               84-1421844
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


  310 Interlocken Parkway, Broomfield, Colorado                   80021
------------------------------------------------              -------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (303) 460-9200
                                                     ------------------

                                    N/A
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Item 5.    Other Events

      On January 12, 2001, EMC Corporation issued a press release announcing that the Board of Directors of EMC Corporation approved the declaration by EMC of a dividend of all of EMC's shares of McDATA Corporation Class A Common Stock, par value $0.01 per share. The press release is attached as Exhibit 99 to this Form 8-K.

Exhibit
Number      Description
-------     -----------
99.1        Press Release dated January 12, 2001




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MCDATA CORPORATION


                                    By: /s/ Thomas O. McGimpsey
                                    ----------------------------------
                                    Thomas O. McGimpsey
                                    Vice President and General Counsel



Date:  January 12, 2001





                               EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
99.1        Press Release dated January 12, 2001